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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 1997

                            Scotsman Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       1-10182                    36-3635892
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(State or Other Jurisdiction    (Commission             (IRS Employer
of Incorporation)               File Number)            Identification No.)

                  820 Forest Edge Drive, Vernon Hills, IL 60061
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (847) 215-4500
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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

1.2 Form of Underwriting Agreement related to the proposed secondary offering of Common Stock of the Registrant contemplated by Registration Statement No. 333-38489.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 25, 1997

                                         Scotsman Industries, Inc.



                                         By: /s/ Donald D. Holmes
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                                             Name:  Donald D. Holmes
                                             Title: Vice President - Finance
                                                    and Secretary


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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.

1.2 Form of Underwriting Agreement related to the proposed secondary offering of Common Stock of the Registrant contemplated by Registration Statement No. 333-38489.


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